UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2011

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27965	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rudolph Road, P.O. Box 1000, Flanders, NJ 07836
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (973) 691-1300

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

A verdict has been rendered in the patent infringement lawsuit against Rudolph Technologies by Integrated Technology Corporation (ITC) filed in the United States District Court, District of Arizona. The lawsuit originally was filed against Applied Precision, Inc. (API) by ITC prior to Rudolph's acquisition of API's semiconductor business in 2008. The jury found that Rudolph's PrecisionPoint™ VX3, PrecisionWoRx® VX4 and ProbeWorX® products did not literally infringe ITC's U.S. Patent No. 6,118,894, however the jury found that the products were infringing under a rule known as the doctrine of equivalents, a legal principle which expands the language of patent claims to encompass products or processes which may otherwise be found not to literally infringe the patent. The jury awarded $15,475,482 to ITC in damages for the years 2000-2011. The jury also found that for sales made after August of 2007, the infringement was willful. The verdict and damages assessment are subject to post-trial motions and filings and further court review and rulings, which could potentially result in an increase or decrease in the damages award. Depending upon the outcome of these matters, Rudolph will consider further legal pursuit. Rudolph has removed from all of its future tools the predictive scrub feature that was found to be at issue in the litigation.

The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) which include the potential outcome of Rudolph's post-trial motions and filings as well as other matters that are not purely historical data. Forward-looking statements may be identified by the words such as, but not limited to, “intend,” “will,” “expect,” “estimate,” “anticipate,” “believe,” “plan,” “should,” “may,” “could,” “continue,” and words or phrases of similar meaning. Rudolph wishes to take advantage of the “safe harbor” provided for by the Act and cautions that actual results may differ materially from those projected as a result of various factors, including risks and uncertainties, many of which are beyond Rudolph's control. Such factors include, but are not limited to, subsequent court rulings and determinations relating to this case and the jury verdict discussed herein and any future appeal of this case. Additional information and considerations regarding the risks faced by Rudolph are available in Rudolph's Form 10-K, as amended, report for the year ended December 31, 2010 and other filings with the Securities and Exchange Commission. As the forward-looking statements are based on Rudolph's current expectations, the company cannot guarantee any related future results, levels of activity, performance or achievements. Rudolph does not assume any obligation to update the forward-looking information contained in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Rudolph Technologies, Inc.

Date: December 23, 2011	By: /s/ Paul F. McLaughlin
Paul F. McLaughlin Chairman and Chief Executive Officer